Exhibit 10.32


                                 LOAN AGREEMENT


      THIS LOAN AGREEMENT (the "Loan Agreement") is entered into on this 23rd day of March, 2004, by and among SHUMATE MACHINE WORKS, INC., a Texas corporation ("Shumate"), EXCALIBUR HOLDINGS, INC., a Texas corporation ("Excalibur Holdings"), and EXCALIBUR INDUSTRIES, INC., a Delaware corporation ("Excalibur Industries") (Shumate, Excalibur Holdings, and Excalibur Industries are collectively referred to herein as the "Borrowers"), MATTHEW FLEMMING (the "Guarantor") and STILLWATER NATIONAL BANK AND TRUST COMPANY (the "Lender").

                                    RECITALS:

      WHEREAS, the Borrowers are currently indebted to the Lender by virtue of prior loans and advances as evidenced by the following notes:


             Lender                  Original
            Note No.        Date      Amount       Principal    Interest
            --------        ----      ------       ---------    --------
          900005198301   04/15/2003  3,500,000  $3,500,000.00  198,791.06
          900005423900   04/15/2003             $  212,811.46   2,296.95
                                       500,000
          900005195802   04/15/2003  1,100,000  $1,100,000.00   61,880.84
          900005550600   __________    500,000  $  400,547.00   11,759.12


The above described indebtedness is referred to hereafter as the "Prior Debt."

      WHEREAS, the Prior Debt and agreements thereto are evidenced by various loan agreements, promissory notes, security agreements, guaranties and other instruments and agreements, all of which, collectively, are referred to hereafter as the "Prior Loan Documents."

      NOW THEREFORE, in consideration of the mutual covenants contained herein, it is agreed as follows:

1. LENDING AGREEMENT. Subject to the terms and conditions hereinafter set forth, Lender agrees to lend to Borrowers, and the Borrowers agree to borrow from the Lender from time to time on the Borrowers' request, a sum of up to FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (the "Loan"), as evidenced by the Note (as defined below), which funds advanced under the Note (as hereafter defined) will be used by the Borrowers solely for the purchase of equipment and other related personal property used in connection with the conduct of the Borrowers' business, including but not limited to the Equipment and other property described at Exhibit "A" hereto (the "Equipment").

2. BORROWERS' NOTE. The Loan shall be evidenced by a Promissory Note of even date herewith in the principal face amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) in form and substance and payable on the terms approved by the Lender (the "Note"). The Note will bear interest on the unpaid principal balance at a per annum rate equal to the Reference Rate

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      plus two percent (2%), which interest rate will be adjusted on each day on which a change in the Reference Rate occurs (the "Interest Rate"). The "Reference Rate" will mean the prime rate of interest as published in the "Money Rates" section of the of the Wall Street Journal, which rate is not necessarily the lowest rate of interest charged by the Lender. Interest only on the Note will be paid for ninety (90) days commencing on April 23, 2004, and on the 23rd day of each month thereafter, until June 23, 2004. Commencing on July 23, 2004, and on the 23rd day of each month thereafter, monthly payments of principal and interest will be payable on the Note based on a sixty (60) month amortization at the Interest Rate. The entire unpaid principal balance of the Note and all accrued interest thereon will be due and payable on June 23, 2006 (the "Maturity Date").

3. RECOURSE. The Note will be full recourse to the Borrowers and the Guarantors.

4. COLLATERAL SECURITY. The performance of all covenants and agreements contained in this Loan Agreement and in the other documents executed or delivered as a part of this transaction and the payment of the Note and all renewals, amendments and modifications thereof shall be secured by the following:

      4.1 Security Agreement. The Borrowers shall execute and deliver to Lender a Security Agreement (the "Security Agreement") granting a security interest covering all of the Borrowers' goods, chattels, accounts, inventory, equipment, contract rights, medical equipment, accounts receivable, health care accounts receivable, general intangibles, and all other personal property, whether now owned or hereafter acquired, including but not limited to the property described at Exhibit "A" hereto, and all proceeds, products, rents, profits and income therefrom (the "Equipment") and UCC Financing Statements as necessary to perfect Lender's security interest in such Equipment.

      4.2 Excalibur Holdings Stock Pledge Agreement. Excalibur Holdings shall execute and deliver to the Lender a Stock Pledge Agreement (the "Excalibur Holdings Stock Pledge Agreement") granting a security interest covering one hundred percent (100%) of Excalibur Holdings' common stock in Shumate, and all proceeds, profits, and income therefrom (the "Shumate Stock").

      4.3 Excalibur Industries Stock Pledge Agreement. Excalibur Industries shall execute and deliver to the Lender a Stock Pledge Agreement (the "Excalibur Industries Stock Pledge Agreement") granting a security interest covering one hundred percent (100%) of Excalibur Industries' common stock in Excalibur Holdings, and all proceeds, profits, and income therefrom (the "Excalibur Holdings Stock").

      4.4 Guaranty Agreement. Matthew Fleming shall execute and deliver an unlimited Guaranty Agreement in favor of the Lender in form and substance satisfactory to the Lender (the "Guaranty Agreement").

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5.    REPRESENTATIONS  AND  WARRANTIES.  The  Borrowers  jointly  and  severally represent and warrant that:

      5.1   Power  and  Authority.  Each of the  Borrowers  is duly  authorized, qualified, and licensed under all applicable federal, state and municipal laws, regulations, ordinances and orders of public authorities to carry on Borrowers' business in Texas and all other jurisdictions where Borrowers conduct business; the Borrowers have adequate authority, power and legal right to enter into and carry out the provisions of this Loan Agreement and other documents contemplated herein and to consummate the transactions contemplated hereby.

      5.2 No Default. The making and performance by the Borrowers of this Loan Agreement, or the documents to be executed in connection herewith, will not violate any provision or constitute a default under any indenture, agreement, or instrument to which any of the Borrowers is bound or affected.

      5.3   Ownership. Borrowers own good title to all of the Collateral.

      5.4 Financial Statements. The Borrowers' financial statements heretofore delivered or to be delivered hereafter to Lender are and will be true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fully and accurately present the financial condition reflected therein without material change since the dates thereof.

      5.5 Full Disclosure. Neither this Loan Agreement, nor any statements or documents referred to herein or delivered by the Borrowers pursuant to this Loan Agreement, contains any untrue statement or omits to state a material fact necessary to make the statement herein or therein not misleading.

      5.6 Survival of Representations and Warranties. All covenants, representations and warranties made herein and under all documents executed pursuant hereto shall survive the making of the loans hereunder and the delivery of the Note and other instruments executed in connection therewith until complete repayment of the Note and all renewals and modifications thereof, and all other indebtedness of Borrowers to Lender under the terms of this loan.

6. CONDITIONS PRECEDENT TO LOAN. The Lender will fund up to the full amount of the Note as requested by the Borrowers on the date when all of the following conditions precedent have been satisfied (the "Closing Date"):

      6.1 Loan. As soon as all of the following conditions set forth at Sections 6.1.1 through 6.1.6 hereof have been satisfied, and if no Default has occurred hereunder, the Lender will advance funds under the Note solely for the purposes set forth in Section 1 hereof.

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

            Borrowers shall perform the following covenants and deliver or cause to be delivered to the Lender the following items, all of which will be in form and substance satisfactory to Lender, and, where necessary, duly executed and acknowledged, all of which are conditions precedent to the funding of the Loan.

            6.1.1 Closing Documents. This Loan Agreement, the Note, the Guaranty
                  Agreements,  the Security  Agreement,  the Excalibur  Security
                  Agreements, and all other documents as might be required by the Lender, including but not limited to Financing Statements (all of the foregoing are referred to herein as the "Loan Documents") shall have been duly authorized, executed and delivered to Lender.

            6.1.2 Insurance.  Borrowers  will deliver to the Lender prior to the initial funding of the Note, certificates of insurance reflecting insurance coverage, premiums prepaid, with insurance companies satisfactory to Lender, in such amounts and against such risks as shall be required by the Lender, including, but not limited to, the following:

                  6.1.2.1     public  liability   insurance  which  designates
                              Lender as an additional insured; and

                  6.1.2.2 property damage insurance covering the Collateral for 100% of full replacement cost, which insurance designates the Lender as a loss payee.

            6.1.3 Financial  Statements.  The current financial  statements of the  Borrowers  and each of the  Guarantors  shall have been delivered to the Lender, and all of which must be satisfactory to the Lender.

            6.1.4 Property List. The Borrowers shall have provided Lender with a written request for advance and copies of invoices or purchase orders reflecting an itemized list and cost of the Equipment to be purchased with each advance under the Note.

7. COVENANTS. Until payment in full of the Note and all renewals and modifications thereof, and performance of all obligations owing to Lender under this Loan Agreement and the Loan Documents, unless the Lender shall otherwise consent in writing or by e-mail (which consent shall not be unreasonably withheld), the Borrowers jointly and severally covenant and agree as follows:

      7.1 Performance of Obligations. The Borrowers will promptly and punctually perform all of the obligations hereunder and under the Loan Documents, and under all other instruments executed or delivered pursuant thereto;

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

      7.2 Use of Loan Proceeds. The Borrowers shall not permit any funds advanced to Borrowers under the Loan Document to be used for any purpose other than the purposes set forth in Section 1 hereof;

      7.3 Books and Records. The Borrowers will keep and maintain accurate books and records of account in regard to the Borrowers' business, which will be kept in accordance with generally accepted accounting principles consistently applied;

      7.4 Lender's Access. Borrowers will at all reasonable times and as often as Lender may request, upon reasonable advance notice from Lender, permit any of Lender's officers and employees, and any authorized representative of Lender, to visit Borrowers' offices to inspect the Collateral;

      7.5 Other Information. Within ten (10) days after becoming aware of the existence thereof, the Borrowers shall notify the Lender of any development or other information which may materially and adversely affect (a) the Borrowers' properties, business prospects, profits or condition (financial or otherwise); (b) the Collateral; or (c) the performance by the Borrowers under this Agreement, any of the Loan Documents, or any other instrument executed pursuant thereto.
            Without limiting the foregoing, the notice required by this paragraph 7.5 shall include information regarding (i) any substantial dispute between any of the Borrowers and any governmental regulatory body or law enforcement authority, including without limitation medicare payment disputes, (ii) any material litigation, arbitration or other proceeding, or (iii) any material claim by or against any of the Borrowers;

      7.6   Permits.   The  Borrowers  currently  hold  and  will  maintain  all
            licenses, permits, charters and registrations which are material to the conduct of Borrowers' business;

      7.7 Compliance with Laws. The Borrowers will duly observe and conform, in all material respects, to all laws, rules and regulations of any governmental authority applicable to the Borrowers;

      7.8 Debt Restriction. Borrowers will not incur or allow to be outstanding any indebtedness for borrowed money, other than that evidenced by the Note, indebtedness incurred for liability insurance premiums financed for no more than twelve (12) months, and ordinary trade payables, which are incurred in connection with the Borrowers' business;

      7.9 No Redemptions. The Borrowers will not redeem the common stock interests in the Borrowers from any shareholder of any of the Borrowers, and none of the Borrowers will permit the transfer of any common stock interests in any of the Borrowers by any shareholder of any of the Borrowers to any other shareholder or to any third person;

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

      7.10 No Distributions. Borrowers will not, without the Lender's consent, distributions of cash, or anything else of value, to any of the shareholders of any of the Borrowers;

      7.11 No Merger. None of the Borrowers will merge into or with or consolidate with any corporation, partnership, limited liability company, or other legal entity;

      7.12 Restriction on New Business. None of the Borrowers will enter into any businesses unrelated to the ownership and operation of a the Borrowers' business;

      7.13 Capital Expenditures. The Borrowers will not incur debt for capital expenditures, in excess of Fifty Thousand Dollars ($50,000.00) annually, including without limitation acquisition of real estate, acquisition or construction of buildings, fixtures and equipment, and acquisition of machinery, equipment, vehicles, furniture and fixtures, except as otherwise contemplated by this Loan Agreement;

      7.14 Loans. None of the Borrowers will make any loans or advances to any of the members of any of the Borrowers, or to any of the Borrowers' directors, employees, or affiliates without the prior written consent of the Lender;

      7.15 Sale of Assets. The Borrowers will not sell, lease or grant a lien or security interest on any of the Collateral, except for the lien in favor of the Lender contemplated hereby;

      7.16 No Compensation. None of the directors or shareholders of any of the Borrowers will be paid any salary solely by virtue of their status as directors or shareholders;

      7.17 Insurance Coverage. The Borrowers will continuously maintain the insurance coverages described at Section 6.1.2, and will pay all insurance premiums therefor prior to the due dates thereof;

      7.18 Prior Loan Documents. The Borrowers shall remain liable for the Prior Debt evidenced by the Prior Loan Documents.

8. DEFAULT. Each of the following shall constitute a default hereunder and under each of the Loan Documents ("Default"):

      8.1 Nonpayment of Note. Failure to pay when due any interest on or principal of the Note or any renewals or modifications thereof; or

      8.2 Other Nonpayment. Failure to make payment when due of any other amount payable to the Lender under the terms of this Loan Agreement or any of the Loan Documents; or

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

      8.3 Breach of Covenants. Breach by Borrowers in the performance or observance of any covenants made under this Agreement or any of the Loan Documents, or under the terms of any other instrument delivered to Lender in connection with this Loan Agreement; provided that with respect to any non-monetary covenants, a breach of such non-monetary covenant, which is not cured by the Borrowers within thirty (30) days after the occurrence thereof; or

      8.4 Creation of Liens. The creation or enforcement of any lien, mortgage, pledge, security interest, encumbrance, or other lien (including a lien of attachment, judgment or execution) securing a charge or obligation affecting any or all of the Collateral; or

      8.5 Ownership. The assignment, sale, transfer, encumbrance or conveyance of all or any portion of the Borrowers' Collateral, without the prior written consent of Lender, or if any common stock interests in any of the Borrowers are issued by any of the Borrowers, or conveyed by existing shareholders of any of the Borrowers without the Lender's prior written consent, and without compliance with the provisions of Section 7.21; or

      8.6 Judgment. Entry by any court of final judgment (and the expiration of all appeals) against any of the Borrowers which is not covered by insurance, or an attachment of any property of any of the Borrowers, either of which is not discharged to the satisfaction of Lender within thirty (30) days thereof; or

      8.7 Casualty Loss; Condemnation. Substantial damage or destruction by casualty of all or a substantial portion of the Collateral (which damage is not covered by insurance), or taking by rights of eminent domain of all or any substantial portion of the real property owned by the Borrowers which materially and adversely affects the Borrowers' ability to conduct the Borrowers' business; or

      8.8 Bankruptcy. The institution of bankruptcy, reorganization, liquidation or receivership proceedings by or against any of the Borrowers, or the making of any assignment for the benefit of creditors by or against any of the Borrowers, if any of the Borrowers becomes insolvent or any admission by any of the Borrowers of its inability to pay its debts as such debts mature; or

      8.9 Governmental Requirements. The issuance of any order, decree or judgment pursuant to any judicial or administrative proceeding declaring that the Borrowers' operation of the Borrowers' hospital business is in material violation of any law, ordinance, rule or regulation of any governmental agency, department, commission, board, bureau or instrumentality; or

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      8.10  Representations.    Any   representation,    warranty,    statement,
            certificate, schedule or report made or furnished to the Lender by any of the Borrowers proves to be false or erroneous in any material respect at the time of the making thereof, and any of the Borrowers fails to take or cause to be taken corrective measures with respect to such representations or warranties satisfactory to the Lender within thirty (30) days after written notice by the Lender, and such corrective measures are not completed to Lender's satisfaction within thirty (30) days after such written notice is given; or

      8.11 Cross Default. Any default (as defined or described therein) under the Prior Loan Documents securing the Prior Debt.

9. REMEDIES. On the occurrence of a Default, as defined in Section 8 of this Agreement, the Lender may, at Lender's option, take any of the following actions:

      9.1 Acceleration of Note. The Lender may declare the Note and all renewals and modifications thereof to be immediately due and payable whereupon the Note and any renewals and modifications thereof shall become forthwith due and payable without presentment, demand, protest or notice of any kind, and the Lender shall be entitled to proceed simultaneously or selectively and successively to enforce its rights under the Note, this Loan Agreement, and any or all of the Loan Documents, and any of the instruments executed pursuant to the terms thereof, or in connection therewith, and all renewals and modifications thereof, and to exercise all other remedies available to the Lender at law or in equity. Nothing contained herein shall limit Lender's rights and remedies available under applicable law.

      9.2 Selective Enforcement. In the event the Lender shall elect to selectively and successively enforce its rights under any of the Loan Documents, such action shall not be deemed a waiver or discharge of any other lien, encumbrance or security instrument securing payment of the Note until such time as the Lender shall have been paid in full all amounts owing under the Note. The foreclosure of any lien provided pursuant to the terms of the Loan Documents without the simultaneous foreclosure of all such liens shall not merge the liens granted which are not foreclosed with any interest that the Lender might obtain as a result of such selective and successive foreclosure.

10. RELEASE. Borrowers and Guarantor hereby jointly and severally release, acquit and forever discharge the Lender and the Lender's subsidiaries, affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (hereafter collectively called the "Released Lender Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, duress and usury, which the Borrowers or Guarantor ever had, now

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      have, or might hereafter have against the Released Lender Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring prior to the date of this Agreement, whether or not related in whole or in part, directly or indirectly to the Borrowers' or Guarantor's indebtedness. In addition, the Borrowers and Guarantor agree not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Released Lender Parties arising directly or indirectly from any of the foregoing matters.

11.   MISCELLANEOUS. It is further agreed as follows:

      11.1 Recording Fees. The Borrowers will pay all recording and filing fees and notary fees;

      11.2 Expenses. The Borrowers will pay all attorneys' fees and expenses incurred by the Lender which are incidental to (a) the negotiation and preparation of the Loan Documents; (b) the enforcement or defense of any or all of the Loan Documents and any instrument executed pursuant thereto or in connection therewith to evidence or secure the Borrowers' indebtedness to the Lender, and all renewals and modifications thereof; (c) the protection of the Lender's collateral; (d) the negotiation and preparation of all renewals and modifications to the Loan Documents; (e) the partial or full release of any of the Lender's liens on the Collateral; and (f) any legal advice sought by the Lender in connection with the Loan Documents.

      11.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by facsimile transmission or by registered or certified mail, postage prepaid, return receipt requested and addressed as listed below or to such other address as the party concerned may substitute by written notice to the other. All notices shall be deemed received on the date of personal delivery, the date of confirmation of receipt of a facsimile transmission, or within three days (excluding Saturdays, Sundays and holidays recognized in the United States) after being mailed:

            The Borrowers and
            the Guarantor:     12060 FM 3083
                               Conroe, Texas 77301
                               Fax: (936) 539-9396

            With a copy to:    Thomas J. McCaffrey
                               Haynes & Boone, LLP
                               1000 Louisiana, Suite 4300
                               Houston, Texas 77002
                               Fax: (713) 236-5661

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            The Lender:        Stillwater National Lender and Trust Company
                               1500 S. Utica
                               Tulsa, Oklahoma 74104
                               Attn:  Jerry L. Lanier, Executive Vice President
                               Fax: (918) 523-3892

            With a copy to:    Jared D. Giddens, Esq.
                               Conner & Winters, P.C.
                               211 N. Robinson
                               1700 One Leadership Square
                               Oklahoma City, Oklahoma 73102
                               Fax: (405) 232-2695

      11.4 Amendment and Waiver. This Loan Agreement and the Loan Documents may not be amended or modified in any way, except by an instrument in writing executed by all of the parties thereto; provided, however, Lender may, in writing: (i) extend the time for performance of any of the obligations of Borrowers; (ii) waive any default by Borrowers; and (iii) waive the satisfaction of any condition that is precedent to the performance of Lender's obligations under this Loan Agreement. In the event of a waiver of an event of default by Lender, such specific event of default shall be deemed to have been cured and not continuing, but no such waiver shall extend to the reoccurrence of the same default or any subsequent or other default or impair any consequence of such subsequent or other default.

      11.5 Non-Waiver; Cumulative Remedies. No failure on the part of Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right hereunder preclude any other or further right of exercise thereof. The remedies herein provided are cumulative and not alternative.

      11.6 Applicable Law. This Loan Agreement, all of the Loan Documents and all other documents executed pursuant thereto and in connection therewith to evidence or secure the loans contemplated hereby shall be deemed to be a contract made under the laws of the State of Oklahoma. Nothing in this Loan Agreement shall be construed to constitute the Lender as a joint venturer with the Borrowers or to constitute a partnership among any of such parties.

      11.7 Descriptive Headings. The descriptive headings of the paragraphs of this Loan Agreement are for convenience only and shall not be used in the construction of the terms hereof.

      11.8 Integrated Agreement. This Loan Agreement, all of the Loan Documents and the other loan documents executed pursuant hereto or in connection herewith constitute the entire agreement between the parties hereto, and there are no agreements, understandings, warranties or representations between the parties other than those set forth in such documents, and this Loan Agreement, and the Loan

            Documents supercede and replace all prior agreements, letters, and understandings between the Lender the Borrowers, including but not limited to a certain letter dated December 12, 2003, signed by the Lender and addressed to the Borrowers, and the Borrowers agree that the Lender has no obligations under such letter.

      11.9  Time of Essence. Time is of the essence of this Loan Agreement.

      11.10 Binding Effect. This Loan Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, personal representatives, legal representatives and assigns.

      11.11 Third Party Beneficiary. Nothing in this Loan Agreement, express or implied, is intended to confer on any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Loan Agreement.

      11.12 Participation. Lender is authorized to sell participation interests in the loan evidenced by this Agreement to other financial institutions; and Borrowers agree that subject to the terms of the agreements of participation, each holder of a participation interest will be entitled to rely on the terms of the loan documents executed in connection herewith as if such holder had been named as an original party to the loan documents. In connection with the sale and proposed sales of such participation interests, the Lender is authorized to disclose all financial and other information about the Borrowers and the Guarantors and provide copies of the Loan Documents to all potential and actual participants, and any such actions taken prior to the date hereof are hereby authorized.

      11.13 Accuracy of Information. This Loan Agreement has been entered into by the Lender based upon the information, data and representations furnished by the Borrowers to the Lender, and the Lender's obligation to close and fund the loan is subject to the continued accuracy of all matters submitted to the Lender herewith. By acceptance hereof, the Borrowers jointly and severally represent and warrant to the Lender that all such information, data and representations heretofore and hereafter furnished to the Lender are complete and accurate in all material respects and there is contained therein no untrue statement of a material fact or omission to state a material fact necessary in order to make the statements made in light of the circumstances under which they were made not misleading, and this warranty shall be true at the time the loan is closed and shall survive closing. There shall be no material change at the time the loan is closed of the income and expenses of the property, the financial condition of the Borrowers and all other features of the transaction shall be as represented by the Borrowers to the Lender.

      11.14 Maximum Legal Rate of Interest. Notwithstanding any other provisions of this Loan Agreement or any of the Loan Documents to the contrary, the total interest charges incurred by the Borrowers pursuant to the Note shall not exceed the maximum legal rate of interest under Oklahoma law. If the holder of the Note shall ever be entitled to receive, collect or apply, as interest on the loans, any amount in excess of the maximum legal rate of interest permitted to be charged by applicable law, and, in the event any holder of the Note ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and if the principal balance is paid in full, any remaining excess shall be forthwith paid to Borrowers. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrowers and Lender shall, to the maximum extent permitted, under applicable law: (a) characterize any non-principal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof;
            (c) "spread" the total amount of interest on the Note throughout the entire term of the Note so that the interest rate is uniform throughout the entire term of the Note.

      11.15 No Responsibility of Lender. Notwithstanding any term or provision of the Loan Documents, Lender shall not have any obligation or responsibility for the management, conduct or operation of the business and affairs of Borrowers. No provision hereof or of any of the other Loan Documents shall be construed or interpreted to create any relationship between Borrowers and Lender other than that of debtor and creditor.

      11.16 Jurisdiction. The Borrowers hereby jointly and severally submit to the jurisdiction of any state or federal court located in Tulsa County, Oklahoma, or in Harris County, Texas, as elected by the Lender, in connection with any action or proceeding commenced for the collection, enforcement, or defense of this Loan Agreement, the Note, or any of the other Loan Documents, and hereby waives all objections to venue or any objections based on the theory of non-convenient forum in connection therewith.

      11.17 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be an original instrument, but all of which taken together will constitute one agreement.

      IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the day and year first above written.

                                    SHUMATE  MACHINE  WORKS, INC., A TEXAS
                                    CORPORATION

                                    By: /s/ Matthew C. Flemming
                                       -------------------------------
                                    Name:  Matthew C. Flemming
                                    Title: CFO

                                    EXCALIBUR   HOLDINGS, INC., A TEXAS
                                    CORPORATION

                                    By: /s/ Matthew C. Flemming
                                       -------------------------------
                                    Name:  Matthew C. Flemming
                                    Title: CFO


                                    EXCALIBUR  INDUSTRIES, INC., A DELAWARE
                                    CORPORATION

                                    By: /s/ Matthew C. Flemming
                                       -------------------------------
                                    Name:  Matthew C. Flemming
                                    Title: CFO

                                    (the "Borrowers")




                                    /s/ Matthew C. Flemming
                                    ----------------------------------
                                    MATTHEW FLEMMING, INDIVIDUALLY

                                    (the "Guarantor")

                                    STILLWATER NATIONAL BANK AND TRUST COMPANY

                                    By:   /s/ Carol A. Kinzer
                                       -------------------------------
                                    Name: Carol A Kinzer
                                    Title:      Senior Vice President

                                    (the "Lender")


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